Lexington Crosby
SMALL CAP ASIA GROWTH FUND, Inc.

                                                                      PROSPECTUS
                                                               December 19, 1995



P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663
               Toll Free: Shareholder Services     -1-800-526-0056
       Institutional/Financial Adviser Services    -1-800-367-9160
               24 Hour Account Information         -1-800-526-0052

    A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION THROUGH INVESTMENT IN COMPANIES DOMICILED IN THE ASIA REGION
WITH   A    MARKET    CAPITALIZATION    OF    LESS    THAN    $1    BILLION.
--------------------------------------------------------------------------------

        Lexington Crosby Small Cap Asia Growth Fund (the "Fund") is a no-load open-end diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

        Shareholders may invest, reinvest, or redeem shares at any time without charge or penalty.

        Lexington Management Corporation ("LMC") is the Fund's investment adviser. Crosby Asset Management (US) Inc. ("CROSBY") is the sub-adviser of the Fund. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares.

        This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

        A Statement of Additional Information dated December 19, 1995, which provides a further discussion of certain matters in this Prospectus and other matters that may be of interest to some investors, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call the appropriate telephone number above or write to the address listed above.

        Mutual fund shares are not deposits or obligations of (or endorsed or guaranteed by) any bank, nor are they federally insured or otherwise protected by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency. Investing in mutual funds involves investment risks, including the possible loss of principal, and their value and return will fluctuate.


--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
      Investors Should Read and Retain this Prospectus for Future Reference

                                    FEE TABLE
Annual Fund Operating Expenses:
(as a percentage of average net assets) (net of reimbursement)*:
    Management fees ....................................................   1.25%
    Other fees .........................................................   0.50%
                                                                           ----
        Total Fund Operating Expenses ..................................   1.75%
                                                                           ====

Example:                                                                     1 year   3 years
                                                                             ------   -------
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each period .........    $18      $55


    The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly and indirectly. Shareholder Servicing Agents acting as agents for their customers may provide administrative and recordkeeping services on behalf of the Fund. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1996 or such later date to be determined by LMC. (For more complete descriptions of the various costs and expenses, see "Investment Adviser, Sub-Adviser & Distributor" below.) The Expenses and Example appearing in the table above are based on the Fund's estimated expenses for the current fiscal year. The Example shown in the table above should not be considered a representation of the past or future expenses and actual expenses may be greater or less than those shown.

*The percentages stated in this Fee Table are net of reimbursement. Total Operating Expenses absent expense reimbursements are predicted to be 3.00%; 2.00% and 1.75% of the Fund's average net assets, respectively, for the first, second and third years of operations.


                        INVESTMENT OBJECTIVE AND POLICIES

    Lexington Crosby Small Cap Asia Growth Fund (the "Fund"), a series of Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Company"), is an open-end, diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation through investment in common stocks and equivalents of companies domiciled in the Asia Region with a market capitalization of less than $1 billion which the investment adviser or sub-adviser believes offer exceptional growth opportunities at attractive relative prices. The Fund's portfolio will be invested primarily in equities listed on stock exchanges in the Asia Region consisting of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand, and Vietnam ("the Asia Region"). The Fund also intends to invest in Australia and New Zealand. The Fund may also invest in unlisted securities.

    The Fund will seek to achieve its objective through investment in a diversified portfolio of securities that will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations and money market instruments, including cash and cash deposits, which will be denominated in U.S. Dollars or currencies related thereto. There is no assurance that the Fund will be able to achieve its investment objective.

    Under normal market conditions, the Fund will invest substantially all of its assets in three or more countries in the Asia Region. The Fund seeks to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located in the Asia Region. In making the allocation of assets among the various countries the adviser and sub-adviser ordinarily consider such factors as: prospects for relative economic growth; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors-all in relation to the prevailing prices of the securities in the Asia Region.

    The Fund will invest at least 65% of its assets in securities of issuers which are organized under the laws of countries located in the Asia Region, for which the principal securities trading market is in the Asia Region and the securities of issuers which derive at least 50% of their revenues or profits from the Asia Region.

    The Fund will invest at least 65% of its assets in small capitalization growth companies in the Asia Region which have a market capitalization of less than $1 billion. Approximately 13,000 companies are listed on recognized exchanges in the Asia Region. Only some 300 companies are capitalized over $1 billion. These companies form the principal components of their respective market indices and consequently attract the majority of foreign investment in the region. Approximately 3,000 companies which have a market capitalization between $100 million and $1 billion will be the primary focus for the Fund's investments. These companies are frequently under-researched by international investors and undervalued by their markets. The companies in which the Fund intends to invest will generally have the following characteristics:

    *have a market capitalization of less than $1 billion

    *are within industry  sectors with  particularly  strong growth prospects

    *have proven management

    *are under-researched by the investment community

    *are  undervalued

    By following these criteria, the Fund intends to select securities which can have enhanced growth prospects and may provide investment returns superior to the market as a whole. However, the market value of these companies securities tends to be volatile and in the past have offered greater potential for gain as well as loss than securities of companies traded in developed countries. While the Fund invests only in countries that it considers as having governments which favor foreign investment, it is possible that certain Fund investments could be subject to foreign expropriation or exchange control restrictions. See "Risk Considerations".

    If the Fund invests in debt obligations the Fund intends to invest in debt obligations which, on the date of investment, are within the four highest ratings of Moody's Investors Service (Aaa, Aa, A, Baa for bonds; and within the three highest ratings, MIG 1, MIG 2, MIG 3 for notes; P-1 for commercial paper; VMIG 1, VMIG 2 for variable rate securities) or Standard & Poor's Corporation (AM, M, A, BBB for bonds; A-1 for commercial paper). The Fund may invest in bonds which are not rated if, based upon credit analysis by LMC or Crosby, it is believed that such bonds are of comparable quality to investment grade bonds. Bonds rated Baa or BBB while considered investment grade may have speculative characteristics as well.

    The Fund may temporarily invest up to 100% of its assets in debt obligations, which consist of repurchase agreements, money market instruments of foreign or domestic companies and U.S. Government and foreign governments, governmental and international organizations when, in the judgement of the adviser or sub-adviser, conditions in the securities market would make pursuing the Fund's basic investment strategy inconsistent with the best interest of the shareholders.

 Portfolio Turnover:

    Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 150%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

Certain Investment Methods: The Fund may from time to time engage in the following investment practices:

Settlement Transactions-The Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. To do so, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. This process is known as "transaction hedging".

    To effect the exchange of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.


Portfolio Hedging-When, in the opinion of LMC or Crosby it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund, for hedging purposes only, may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that LMC or Crosby expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit such transactions as described in this paragraph to not more than 70% of total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser or sub-adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options-The Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy that security at a stated exercise price at anytime until a stated expiration date of the option. The premium paid by the purchaser of an option will be income to the Fund. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options. By writing covered call options, the Fund could lose the potential for appreciation or gain with respect to the securities underlying the call options.

Repurchase Agreements-A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. Repurchase agreements are considered to be loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC or Crosby to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than 7 days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.


    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

Portfolio Transactions

    The primary consideration in placing security transactions is execution at the most favorable prices, consistent with best execution. See the Statement of Additional Information for a further discussion of brokerage allocation.


                              RISK CONSIDERATIONS

    Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in Asian markets and countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Small Cap Securities

    Many companies traded on securities markets in many foreign countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets and with respect to such companies, which may contribute to increased volatility and reduced liquidity of such markets or such securities. Accordingly, each of these markets and companies may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any of these countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. In addition, risks due to the lack of modern technology, the lack of a sufficient capital base to expand business operations, the possibility of permanent or temporary termination of trading, and greater spreads between bid and ask prices may exist in such markets.

Foreign Currency Considerations

    The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

    Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent LMC's or Crosby's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

    Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Investment and Repatriation

    Restrictions Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") as discussed under "Investment Restrictions" in the Statement of Additional Information. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the advisory fees), but also will bear indirectly similar expenses of the underlying investment funds.

    In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected Tby delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

    Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

    Trading practices in certain foreign securities markets are also significantly different from those in the U.S. Brokerage commissions and other transaction costs on the securities exchanges in many countries are generally higher than in the United States. In addition, securities settlements and clearance procedures in certain countries, and, in particular, in emerging market countries, are less developed and less reliable than those in the United States and the Fund may be subject to delays or other material difficulties and could experience a loss if a counterparty defaults. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Brokers in some countries may not be as well capitalized as those in the U.S., so that they may be more susceptible to financial failure in times of market, political, or economic stress, exposing the Fund to a risk of loss. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

    The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export-driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade may mitigate some of this external dependence.

    With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

Inflation

    Many countries have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of these countries and emerging market countries in particular. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.


                             INVESTMENT RESTRICTIONS

    The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:


    (1) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund only will invest up to 5% of its total assets in reverse repurchase agreements.

    (2) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (3) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supra national organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (4) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    The forgoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

    The investment policies described below are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

    (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (2) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than 7 days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser or Sub-Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

    The Statement Information contains a complete description of the Fund's restrictions and any additional information on policies relating to the investment of its assets and its activities.

                             MANAGEMENT OF THE FUND

    The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. There are currently nine directors (of whom six are non-interested persons as defined under the Investment Company Act of 1940) who meet four times each year. The Statement of Additional Information contains more data regarding the Directors and Officers of the Fund.

                               PORTFOLIO MANAGERS

    The Fund is managed by a portfolio management team. The lead managers are Christina Lam and Nigel Webber of Crosby Asset Management (US) Inc.

Nigel Webber is Vice President and Portfolio Manager of the Fund. Mr. Webber is responsible for the Fund's overall investment strategy. Mr. Webber was appointed a Managing Director of Crosby Asset Management in October 1993 with primary responsibility for business development. He joined Crosby Asset Management after being a partner in Causeway Capital Limited, a leading independent U.K. investment management firm specializing in private equity investment and smaller listed companies.

    He started his career at KPMG Peat Marwick, followed by five years at Citicorp International Bank Limited in London and New York and three years with Mercantile House Holdings PLC a leading financial services group. In 1987, he joined as Managing Director, an investment company specializing in the financial sector where he first became associated with the Crosby Group. He was a Director and member of the investment committee of The Thai Development Capital Fund Limited and The China Investment Company Ltd., two funds managed by Crosby Asset Management from their launch until September 1993.

    Christina Lam is Vice President and Portfolio Manager of the Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management which include a major Asian small capitalization account.

    After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. She moved to Hong Kong in 1987 where she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.


         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    The Fund has entered into an investment advisory contract with Lexington Management Corporation (LMC), P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Directors of the Fund. LMC has entered into a sub-advisory contract with Crosby Asset Management (US) Inc. ("Crosby"), 25/F Inchcape Insurance Tower, 3 Lockhart Road, Wan Chai, Hong Kong, under which Crosby will provide the Fund with investment advice and management of the Fund's investment program.

    Lexington Funds Distributor, Inc. ("LFD"), a registered broker dealer, is the Fund's distributor.

    LMC, established in 1938, currently manages over $3.5 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. The clients pay fees which LMC considers comparable to the fees paid by similarly served clients.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburses LMC for its actual cost in providing such services, facilities and expenses.

    LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr. and their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. common stock.

    Crosby Asset Management (US) Inc. was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment company and institutional private accounts around the world including the United States. It is a subsidiary of the Crosby group.

    The Crosby group was founded in 1984 and is a leading independent merchant bank in Asia, providing services including investment management, research and stockbrokerage and corporate finance. The Crosby group is headquartered in Hong Kong with 18 offices located in 11 countries throughout the region, and in London and New York.

    The Crosby group employs over 500 people worldwide, over 400 of whom are resident in the Asia region. Research is undertaken by over 65 professionals the majority of whom are nationals of the countries in which they are located. The Crosby group provides services to its international investment clients from offices in New York and London, as well as its Asian locations. The Crosby group conducts regular business with over 300 institutions worldwide and had a transaction volume in excess of US $12 billion in the 12 months to March 31, 1995. Crosby Securities was one of the first international securities firm to have research offices in all of the major stockmarkets in the region (namely Thailand, Malaysia, Singapore, Indonesia and Hong Kong) and also to establish an office in China where it has seats on the Shanghai and Shenzhen Stock Exchanges.

    LMC, as owner of the registered service mark "Lexington," will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment advisor or distributor. Crosby Asset Management (US) Inc. has authorized the Fund to include the word "Crosby" as part of its corporate name subject to revocation by Crosby in the event the Fund ceases to engage Crosby as sub-adviser. In that event the Fund will be required upon the demand of LMC or Crosby to change its name to delete the word "Lexington" or "Crosby" therefrom.

    As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay Crosby an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1996 or such later date to be determined by LMC.


                             HOW TO PURCHASE SHARES

Initial Investments: Minimum $1,000. By Wire: (1) Telephone the Fund at the applicable toll free telephone number on the front cover and provide the account registration, address, and social security or tax identification number, the amount being wired, the name of the wiring bank, and the name and telephone number of the person to be contacted in connection with the order. You will then be provided with an account number. (2) Instruct your bank to wire the specified amount, along with the account number and registration to State Street Bank and Trust Company ("Agent") Attn: Mutual Funds Depart., (re: Lexington Crosby Small Cap Asia Growth Fund, Account No. 99043713. (3) A completed New Account
Application must then be forwarded to the Fund at the address on the Application.

By Mail: Send a check payable to Lexington Crosby Small Cap Asia Growth Fund, Inc. along with a completed New Account Application, to the Agent at the address on the Application.

Subsequent Investments - By Wire: Instruct your bank to wire the specified amount and appropriate information to State Street Bank and Trust Company (see "Initial Investments - By Wire"-(2), above).


By Mail - Minimum $50: Send a check payable to Lexington Crosby Small Cap Asia Growth Fund, Inc. to the Agent (see back cover of this prospectus for address), accompanied by either (a) the detachable form which accompanies the Agent's confirmation of a prior transaction, or (b) a letter indicating the dollar amount of the shares to be purchased and identifying the Fund, the account number and registration.

The Open Account: By investing in the Fund, a shareholder appoints the Agent, as his agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions which are paid in additional shares. Stock certificates will be issued for full shares only when requested in writing. Unless payment for shares is made by certified or cashier's check or federal funds wire, certificates will not be issued for 30 days. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

Broker-Dealers: You may invest in shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc., and other financial institutions and who have selling agreements with LFD. Banks and other financial institutions may be required to register as dealers pursuant to state law. Broker-dealers and financial institutions who process such orders for their customers may charge a fee for these services. The fee may be avoided by purchasing shares directly from the Fund.

Automatic Investing Plan with "Lex-O-Matic": A shareholder may arrange to make additional purchases of shares automatically on a monthly or quarterly basis. The investments of $50 or more are automatically deducted from a checking account on or about the 15th day of each month. The institution must be an Automated Clearing House (ACH) member. Should an order to purchase shares of a fund be cancelled because your automated transfer does not clear, you will be responsible for any resulting loss incurred by that fund. The shareholder reserves the right to discontinue the Lex-O-Matic program provided written notice is given ten days prior to the scheduled investment date. Further information regarding this service can be obtained from Lexington by calling 1-800-526-0056.

    On payroll deduction accounts administered by an employer and on payments into qualified pension or profit sharing plans and other continuing purchase programs, there are no minimum purchase requirements.

Purchase Price: The purchase price will be the net asset value per share of the Fund next determined after receipt by the Agent of a completed New Account Application in proper form.

Determination of Net Asset Value: The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by LMC and approved in good faith by the Directors.

    For purposes of determining the net asset value per share of the Fund all assets and liabilities initially expressed in foreign currencies will be converted into United States dollars at the mean between the bid and offer prices of such currencies against United States dollars quoted by any major bank.

Terms of Offering: If an order to purchase shares is cancelled because the investor's check does not clear, the purchaser will be responsible for any loss incurred by the Fund. To recover any such loss the Fund reserves the right to redeem shares owned by the purchaser, seek reimbursement directly from the purchaser and may prohibit or restrict the purchaser in placing future orders in any of the Lexington Funds.

    The Fund reserves the right to reject any order, and to waive or lower the investment minimums with respect to any person or class of persons, including shareholders of the Fund's special investment programs. An order to purchase shares is not binding on the Fund until it has been confirmed by the Agent.

Shareholder Servicing Agents: The Fund may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents. The Shareholder Servicing Agent may, as agent for its customers, among other things: answer customer inquiries regarding account status, account history and purchase and redemption procedures; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish monthly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. For these services, each Shareholder Servicing Agent receives fees, which may be paid periodically, provided that such fees will not exceed, on an annual basis, 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

Account Statements: The Agent will send shareholders either purchasing or redeeming shares of the Fund, a confirmation of the transaction indicating the date the purchase or redemption was accepted, the number of shares purchased or redeemed, the purchase or redemption price per share, and the amount purchased or redemption proceeds. A statement is also sent to shareholders whenever a distribution is paid, or when a change in the registration, address, or dividend option occurs. Shareholders are urged to retain their account statements for tax purposes.


                              HOW TO REDEEM SHARES

By Mail: Send to the Agent: (1) a written request for redemption, signed by each registered owner exactly as the shares are registered including the name of the Fund, account number and exact registration; (2) stock certificates for any shares to be redeemed which are held by the shareholder; (3) signature guarantees, when required, and (4) the additional documents required for redemptions by corporations, executors, administrators, trustees, and guardians. Redemptions by mail will not become effective until all documents in proper form have been received by the Agent. If a shareholder has any questions regarding the requirements for redeeming shares, he should call the Fund at the toll free number on the back cover prior to submitting a redemption request. If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Agent and the effective date of redemption will be the date received by the Agent.

    Checks for redemption proceeds will normally be mailed within seven days. However, the Fund will only mail redemption checks upon clearance of the purchase payment.

Signature Guarantee: Signature guarantees are required in connection with (a) redemptions by mail involving $10,000 or more; (b) all redemptions by mail, regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owners; (c) changes in instructions as to where the proceeds of redemptions are to be sent, and (d) share transfer requests.

    The Agent requires that the guarantor be either a commercial bank which is a member of the Federal Deposit Insurance Corporation, a trust company, a savings and loan association, a savings bank, a credit union, a member firm of a domestic stock exchange, or a foreign branch of any of the foregoing. A notary public is not an acceptable guarantor.

    With respect to redemption requests submitted by mail, the signature guarantees must appear either: (a) on the written request for redemption, (b) on a separate instrument of assignment ("stock power") specifying the total number of shares to be redeemed, or (c) on all stock certificates tendered for redemption and, if shares held by the Agent are also being redeemed, on the letter or stock power.

Redemption Price: The redemption price will be the net asset value per share of the Fund next determined after receipt by the Agent of a redemption request in proper form (see "Determination of Net Asset Value" in the Statement of Additional Information).

    The right of redemption may be suspended (a) for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission ("SEC") determines that trading on the Exchange is restricted, (b) when there is an emergency as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Due to the proportionately high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem all shares in an account with a value of less than $500 (except retirement plan accounts) for reasons other than market fluctuations and mail the proceeds to the shareholder. Shareholders will be notified before these redemptions are to be made and will have 30 days to make an additional investment to bring their accounts up to the required minimum.


                              SHAREHOLDER SERVICES

Transfer: Shares of the Fund may be transferred to another owner. A signature guarantee of the registered owner is required on the letter of instruction or accompanying stock power.

Systematic Withdrawal Plan: Shareholders may elect to withdraw cash in fixed amounts from their accounts at regular intervals. The minimum investment to establish a Systematic Withdrawal Plan is $10,000. If the proceeds are to be mailed to someone other than the registered owner, a signature guarantee is required.

Group Sub-Accounting: To minimize recordkeeping by fiduciaries, corporations and certain other investors, the minimum initial investment may be waived.


                               EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of the following Lexington Funds on the basis of relative net asset value per share, next determined at the time of the exchange. In the event shares of one or more of these funds being exchanged by a single investor have a value in excess of $500,000, the shares of the Fund will not be purchased until the fifth business day following the redemption of the shares being exchanged in order to enable the redeeming fund to utilize normal securities settlement procedures in transferring the proceeds of the redemption to the Fund. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    The Lexington Funds currently available for exchange are:

LEXINGTON GLOBAL FUND, INC. (NASDAQ Symbol: LXGLX)/Seeks long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC. (NASDAQ Symbol: LEXGX)/Seeks long-term growth of capital/primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries.

LEXINGTON INTERNATIONAL FUND, INC. (NASDAQ Symbol: LEXIX)/Seeks long-term growth of capital through investment in common stocks and equivalents of companies domiciled in foreign countries.

LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC. /Seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

LEXINGTON RAMIREZ GLOBAL INCOME FUND (NASDAQ Symbol: LEBDX)/Seeks high current income by investing in a combination of foreign and domestic high-yield, lower rated debt securities. Capital appreciation is a secondary objective.

LEXINGTON CORPORATE LEADERS TRUST FUND (NASDAQ Symbol: LEXCX)/Seeks long-term capital growth and income through investment in an equal number of shares of the common stocks of a fixed list of American blue chip corporations.

LEXINGTON GROWTH AND INCOME FUND, INC. (NASDAQ Symbol: LEXRX)/Seeks long-term capital appreciation through investments in stocks of large, ably managed and well financed companies. Income is a secondary objective.

LEXINGTON SMALLCAP VALUE FUND, INC./Seeks long-term capital appreciation through investment in common stocks and equivalents primarily of companies domiciled in the United States with a marked capitalization of less than $1 billion.

LEXINGTON GOLDFUND, INC. (NASDAQ Symbol: LEXMX)/Seeks capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold bullion and equity securities of companies engaged in mining or processing gold throughout the world.

LEXINGTON CONVERTIBLE SECURITIES FUND (NASDAQ Symbol: CNCVX)/Seeks total return by providing capital appreciation, current income and conservation of capital through investments in a diversified portfolio of securities convertible into shares of common stock. Shares are not presently available for sale in Vermont.

LEXINGTON GNMA INCOME FUND, INC. (NASDAQ Symbol: LEXNX)/Seeks a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates.

LEXINGTON MONEY MARKET TRUST (NASDAQ Symbol: LMMXX)/Seeks a high level of current income consistent with preservation of capital and liquidity through investments in interest bearing short term money market instruments.

LEXINGTON TAX FREE MONEY FUND, INC.  (NASDAQ Symbol:
LTFXX)/Seeks current income exempt from Federal income taxes while maintaining liquidity and stability of principal through investment in short term municipal securities.

    Shareholders in any of these funds may exchange all or part of their shares for shares of one or more of the other funds, subject to the conditions described herein. The Exchange Privilege enables a shareholder in any of these funds to acquire shares in a fund with a different investment objective when the shareholder believes that a shift between funds is an appropriate investment decision. Shareholders contemplating an exchange should obtain and review the prospectus of the fund to be acquired. If an exchange involves investing in a Lexington Fund not already owned and a new account has to be established, the dollar amount exchanged must meet the minimum initial investment of the fund being purchased. If, however, an account already exists in the fund being bought, there is a $500 minimum exchange required. Shareholders must provide the account number of the existing account. Any exchange between mutual funds is, in effect, a redemption of shares in one fund and a purchase in the other fund. Shareholders should consider the possible tax effects of an exchange.

TELEPHONE EXCHANGE PROVISIONS-Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD.

Telephone exchanges are permitted only after a minimum of 7 days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at the Agent; shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephone exchange must have the same registration and dividend as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by imposters or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent and the Fund, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all exchange transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange Authorization forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                         TAX-SHELTERED RETIREMENT PLANS

    The Fund offers a Prototype Pension and Profit Sharing Plan, including a Keogh Plan, IRA's, SEP-IRA's and IRA Rollover Accounts, 401(k) Salary Reduction Plans, Section 457 Deferred Compensation Plans and 403(b)(7) Plans. Plan support services are available through the Shareholder Services Department of LMC. For further information call 1-800-526-0056. (See "Tax Sheltered Retirement Plans" in the Statement of Additional Information.)


                             PERFORMANCE CALCULATION

    The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

    Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

    Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.


                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

    The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

    Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies the Agent in writing that he wants to receive his payments in cash. This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent. Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares-The Open Account").



                                  TAX MATTERS

    The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of its investment income (net of expenses) and any capital gains (net of capital losses) so that, in addition to satisfying the distribution requirement of Subchapter M, the Fund will not be subject to federal income tax or the 4% excise tax.

    Distributions by the Fund of its net investment income (which includes certain foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income. These distributions are treated as dividends for federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the Fund's investment income will include almost entirely dividends from foreign corporations and the Fund may have interest income and short-term capital gains, substantially all of the ordinary income dividends paid by the Fund should not qualify for the dividends-received deduction. Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder held his shares.

    A portion of the income earned by the Fund may be subject to foreign withholding taxes. The economic effect of such withholding taxes upon the return earned by the Fund cannot be predicted. Under certain circumstances, the Fund may elect to "pass-through" to its shareholders the income or other taxes paid by the Fund to foreign governments during a year. Each shareholder will be required to include his pro rata portion of these foreign taxes in his gross income, but will be able to deduct or (subject to various limitations) claim a foreign tax credit for such amount.

    Distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund. In general, distributions by the Fund are taken into account by the shareholders in the year in which they are made. However, certain distributions made during January will be treated as having been paid by the Fund and received by the shareholders on December 31 of the preceding year. A statement setting forth the federal income tax status of all distributions made or deemed made during the year, including any amount of foreign taxes "passed-through", will be sent to shareholders promptly after the end of each year.

    Investors should be careful to consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend.

    A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

    Under the back-up withholding rules of the Code, certain shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid this back-up withholding, a shareholder must provide the Fund with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding. The new account application included with this Prospectus provides for shareholder compliance with these certification requirements.

    The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, a prospective shareholder should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, each prospective shareholder should consult with his own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.


                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

    The Company is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on April 19, 1995, and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated the Lexington Crosby Small Cap Asia Growth Fund Series. Each share of common stock has one vote and shares equally with other shares of the same series in dividends and distributions when and if declared by the Company and in the Company's net assets belonging to such series upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

    The Company will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 25% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.


             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                        COUNSEL AND INDEPENDENT AUDITORS

    Kramer, Levin, Naftalis, Nessen, Kamin & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal period ending December 31, 1996.


                               OTHER INFORMATION

    This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

    The Code of Ethics adopted by each of the Adviser, Sub-Adviser and the Fund prohibits all affiliated personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. The objective of each Code of Ethics is that the operations of the Adviser, Sub-Adviser and Fund be carried out for the exclusive benefit of the Fund's shareholders. All organizations maintain careful monitoring of compliance with the Code of Ethics.

    Additional portfolios may be created from time to time with investment objectives and policies different from those of the Fund. In addition, the Directors may, subject to any necessary regulatory approvals, create more than one class of shares in the Fund, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Fund . This Prospectus does not constitute an offer or solicitation in any jurisdiction in which such offering may not lawfully be made.

                                L E X I N G T O N



                                    LEXINGTON
                                     CROSBY
                                 SMALL CAP ASIA

                                GROWTH FUND, INC.

                                ------[ ]------

                                 [ ] Asian Growth
                                     Companies

                                 [ ]Free telephone
                                    exchange privilege

                                 [ ] No sales charge

                                 [ ] No redemption fee

                                ------[ ]------

                               The Lexington Group
                                   of No Load
                              Investment Companies


                               P R O S P E C T U S

                                December 19, 1995
                                =================




Investment Adviser
______________________________________________________________
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

Sub-Adviser
______________________________________________________________
CROSBY ASSET MANAGEMENT (US) INC.
c/o Crosby Asset Management (Hong Kong) Limited
25/F Inchcape Insurance Tower
3 Lockhart Road
Wan Chai, Hong Kong


Distributor
______________________________________________________________
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

All shareholder requests for services of any kind should be sent to:

Transfer Agent
______________________________________________________________
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105

Or call toll free:
Shareholder Services: 1-800-526-0056
Institutional/Financial Adviser Services: 1-800-367-9160
24 Hour Account Information: 1-800-526-0052

Table of Contents                                          Page
_______________________________________________________________

Fee Table ................................................   2
Investment Objective and Policies ........................   2
Risk Considerations ......................................   5
Investment Restrictions ..................................   8
Management of the Fund ...................................   9
Portfolio Managers .......................................   9
Investment Adviser, Sub-Adviser, Distributor
  and Administrator ......................................  10
How to Purchase Shares ...................................  11
How to Redeem Shares .....................................  13
Shareholder Services .....................................  14
Exchange Privilege .......................................  14
Tax-Sheltered Retirement Plans ...........................  16
Performance Calculation ..................................  16
Dividend, Distribution and Reinvestment Policy ...........  17
Tax Matters ..............................................  17
Organization and Description of Common Stock .............  18
Custodian, Transfer Agent and Dividend Disbursing Agent ..  19
Counsel and Independent Auditors .........................  19
Other Information ........................................  19

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                DECEMBER 19, 1995


    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Crosby Small Cap Asia Growth Fund (the "Fund"), dated December 19, 1995, and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

                   Shareholder Services Information: -1-800-526-0056 Institutional/Financial Adviser Services: -1-800-367-9160
                        24 Hour Account Information: -1-800-526-0052

Lexington Management Corporation ("LMC") is the Fund's investment adviser. Crosby Asset Management (US) Inc. ("Crosby") is the Fund's sub-adviser. Lexington Funds Distributor, Inc. is the Fund's distributor.

                                TABLE OF CONTENTS

                                                                           Page
Investment Objective and Policies ..........................................   2

Risk Considerations ........................................................   3

Management of the Fund .....................................................   5

Investment Restrictions ....................................................   6

Investment Adviser, Sub-Adviser, Distributor and Administrator .............   8

Portfolio Transactions and Brokerage Commissions ...........................   9

Determination of Net Asset Value ...........................................  10

Telephone Exchange Provisions ..............................................  10

Tax-Sheltered Retirement Plans .............................................  11

Tax Matters ................................................................  12

Performance Calculation ....................................................  16

Shareholder Reports ........................................................  17

Financial Statements .......................................................  18

                        INVESTMENT OBJECTIVE AND POLICIES

    For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

    Settlement Transactions- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

    To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

    Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

Portfolio Hedging- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC or Crosby it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser or sub-adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

Forward Commitments-The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

Covered Call Options-Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

Repurchase Agreements-A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. In addition if bankruptcy proceedings are commenced with respect to the seller, be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC or Crosby to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund.

    Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

                               RISK CONSIDERATIONS

    Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Foreign Currency Considerations

    The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

    The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

    Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

    Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

    Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

    When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

Investment and Repatriation Restrictions

    Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

    In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

    Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Foreign Securities Markets

    Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

    Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

Economic and Political Risks

    The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

                             MANAGEMENT OF THE FUND

    The Directors and executive officers of the Fund and their principal occupations are set forth below:

*+ROBERT M. DEMICHELE, President and Director. P.O. Box 1515, Saddle Brook, N.J.
    07663. Chairman and Chief Executive Officer, Lexington Management Corporation; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; President and Director, Lexington Global Asset Managers, Inc.; Director, Unione Italiana Reinsurance; Vice Chairman of the Board of Trustees, Union College; Director, Continental National Corporation; Director, The Navigator's Group, Inc.; Chairman, Lexington Capital Management, Inc.; Chairman, LCM Financial Services, Inc.; Director, Vanguard Cellular Systems Inc.; Chairman of the Board, Market System Research, Inc. and Market Systems Research Advisors, Inc. (registered investment advisers):
    Trustee, Smith Richardson Foundation.

+BEVERLEY C.  DUER,  Director,  340 East 72nd  Street,  News York,  N.Y.  10021.
    Private Investor. Formerly, Manager of Operations Research Department-CPC International, Inc.

*+BARBARA R. EVANS,  Director,  5 Fernwood Road,  Summit,  N.J.  07901.  Private
    Investor. Prior to May, 1989, Assistant Vice President and Securities Analyst, Lexington Management Corporation; prior to March 1987, Vice President-Institutional Equity Sales, L.F. Rothschild, Unterberg, Towbin.

*+LAWRENCE KANTOR, Vice President and Director. P.O. Box 1515, Saddle Brook, N.J
    07663. Managing Director, General Manager and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager-Mutual Funds, Lexington Global Asset Managers, Inc.

+DONALD B. MILLER,  Director.  10725 Quail Covey Road,  Boynton Beach, FL 33436.
    Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maquire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

+JOHN G. PRESTON,  Director. 3 Woodfield Road,  Wellesley,  Massachusetts 02181.
    Associate Professor of Finance, Boston College, Boston, Massachusetts.

+MARGARET W. RUSSELL. Director. 55 North Mountain Avenue, Montclair, N.J. 07042.
    Private  Investor.   Formerly,   Community  Affairs  Director,   Union  Camp
    Corporation.

+PHILIP C.  SMITH,  Director.  87 Lord's  Highway,  Weston,  Connecticut  06883.
    Private Investor; Director, Southwest Investors Income Fund, Inc., Government Income Fund, Inc., U.S. Trend Fund, Inc., Investors Cash Reserve and Plimony Fund, Inc.

+FRANCIS A. SUNDERLAND,  Director.  309 Quito Place,  Castle Pines, Castle Rock,
    Colorado 80104. Private Investor.

*CHRISTINA LAM, Vice President and Portfolio Manager.  25/F 3 Lockhart Road, Wan
    Chai, Hong Kong. Vice President, Crosby Asset Management.

*NIGEL WEBBER,  Vice President and Portfolio Manager.  25/F 3 Lockhart Road, Wan
    Chai, Hong Kong. Managing Director, Crosby Asset Management.

*+LISA CURCIO,  Vice President and Secretary.  P.O. Box 1515, Saddle Brook, N.J.
    07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD M. HISEY, Vice President and Treasurer.  P. O. Box 1515, Saddle Brook,
    N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Director, Lexington Capital Management, Inc.; Director, LCM Financial Services, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President & Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD LAVERY,  CLU ChFC, Vice President.  P.O. Box 1515,  Saddle Brook, N.J.
    07663.  Senior  Vice  President,   Lexington  Management  Corporation;  Vice
    President, Lexington Funds Distributor, Inc.

*+JANICE CARNICELLI, Vice President. P.O. Box 1515, Saddle Brook, N.J. 07663.

*+CHRISTIE CARR,  Assistant  Treasurer P.O. Box 1515,  Saddle Brook, N.J. 07663.
    Prior to October 1992, Senior Accountant. KPMG Peat Marwick LLP.

*+SIOBHAN GILFILLAN,  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,  N.J.
    07663.

*+THOMAS LUEHS,  Assistant  Treasurer.  P.O. Box 1515, Saddle Brook, N.J. 07663.
    Prior to November 1993, Supervisor of Investment Accounting, Alliance Capital Management.

*+SHERI MOSCA,  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook, N.J. 07663.

*+ANDREW PETRUSKI,  Assistant  Treasurer.  P.O. Box 1515,  Saddle Brook,  07663.
    Prior to May 1994, Supervising Senior Accountant, NY Life Securities. Prior to December 1990, Senior Accountant Dreyfus Corporation.

*+PETER CORNIOTES, Assistant Secretary. P.O. Box 1515, Saddle Brook, N.J. 07663.
    Assistant  Vice  President,  Lexington  Management  Corporation.   Assistant
    Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST,  Assistant  Secretary.  P.O. Box 1515,  Saddle  Brook,  N.J.
    07663. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Management Corporation.

* "Interested person" and/or "Affiliated person" of LMC or Crosby as defined in the Investment Company Act of 1940, as amended.

+Messrs.  Corniotes,  DeMichele,  Duer, Faust,  Hisey,  Kantor,  Lavery,  Luehs,
  Miller, Petruski, Preston, Smith and Sunderland and Mmes. Carnicelli, Carr, Curcio, Evans, Gilfillan, Mosca. and Russell hold similar officers with some or all of the other investment companies advised and/or distributed by LMC and LFD.

    Directors not employed by the Fund or its affiliates receive an annual fee of $600 and a fee of $150 for each meeting attended plus reimbursement of expenses for attendance at regular meetings. The Board does not have any audit, nominating or compensation committees.

    As of December 31, 1994, the aggregate remuneration paid to the directors was as follows:

________________________________________________________________________________
                             Aggregate       Total Compensation    Number of
                          Compensation from     From Fund and   Directorships in
   Name of Director            Fund             Fund Complex      Fund Complex
________________________________________________________________________________
Robert M. DeMichele             $0                 $     0             16
________________________________________________________________________________

Beverley C. Duer                 0                 $20,250             16
________________________________________________________________________________

Barbara R. Evans                 0                       0             15
________________________________________________________________________________

Lawrence Kantor                  0                       0             15
________________________________________________________________________________

Donald B. Miller                 0                 $20,250             15
________________________________________________________________________________

John G. Preston                  0                 $20,250             15
________________________________________________________________________________

Margaret Russell                 0                 $18,900             14
________________________________________________________________________________

Philip C. Smith                  0                 $20,250             15
________________________________________________________________________________

Francis A. Sunderland            0                 $16,800             14
________________________________________________________________________________



                             INVESTMENT RESTRICTIONS

    The Fund's investment objective, as described under "Investment Objective and Policies" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

    (1)the Fund will not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

    (2)The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

    (3)The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

    (4)The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

    (5)The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

    (6)The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

    (7)The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

    (8)The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

    (1)The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

    (2)The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

    (3)The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

    (4)The Fund will not purchase securities of an issuer if to the Fund's knowledge, one or more of the Directors or officers of the Fund or LMC individually owns beneficially more than 0.5% and together own beneficially more than 5% of the securities of such issuer nor will the Fund hold the securities of such issuer.

    (5)The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

    (6)The Fund will not, except for investments which, in the aggregate, do not exceed 5% of the Fund's total assets taken at market value, purchase securities unless the issuer thereof or any company on whose credit the purchase was based has a record of at least three years continuous operations prior to the purchase.

    (7)The Fund will not invest for the purpose of exercising control over or management of any company.

    (8)The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on a United States securities exchange shall not exceed 2% of the Fund's net assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

    (9)The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

   (10)The Fund will not purchase interests in oil, gas, mineral leases or other exploration programs; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other materials.

    The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.


         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

    Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Management Agreement dated May 16, 1995, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated May 16, 1995, (the "Distribution Agreement"). LMC has entered into a sub-adviser contract with Crosby Asset Management (US) Inc. under which Crosby will provide the Fund with investment advice and management of the Fund's investment program. LMC makes recommendations to the Fund with respect to its investments and investment policies. These agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement, Sub-Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on May 16, 1995.

    LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

    LMC's investment advisory fee will be reduced for any fiscal year by any amount necessary to prevent Fund expenses from exceeding the most restrictive expense limitations imposed by the securities laws or regulations of those states or jurisdictions in which the Fund's shares are registered or qualified for sale. Currently, the most restrictive of such expense limitation would require LMC to reduce its fee so that ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) for any fiscal year do not exceed 2.5% of the first $30 million of the Fund's average daily net assets, plus 2.0% of the next $70 million, plus 1.5% of the Fund's average daily net assets in excess of $100 million. LMC has agreed to voluntarily limit the total expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1996 or such later date to be determined by LMC. LFD pays the advertising and sales expenses related to the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes.

    The Advisory Agreement, Sub-Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement, Sub-Advisory Agreement of the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940. As compensation for its services, the Fund pays LMC a monthly management fee at the annual rate of 1.25% of the average daily net assets. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. LMC will pay Crosby an annual sub-advisory fee of 0.625% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. See "Investment Adviser and Distributor" in the Statement of Additional Information.

    LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. Crosby Asset Management (US) Inc. has authorized the Fund to include the word "Crosby" as part of it's corporate name subject to revocation by Crosby in the event the Fund ceases to engage Crosby as Sub-adviser. In that event the Fund will be required upon demand of LMC or Crosby to change its name to delete the word "Lexington" or "Crosby" therefrom.

    LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

    LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

    Crosby Asset  Management  (US) Inc. (25/F 3 Lockhart  Road,  Wan Chai,  Hong
Kong) was established on October 4, 1990 in the British Virgin Islands. Crosby manages assets and provides investment advice for investment companies and institutional private accounts around the world including the United States. It is a wholly owned subsidiary of the Crosby Group and its holding company, Crosby group.

    The Crosby group was founded in 1984 and is a leading independent merchant bank in Asia, providing services including investment management, stockbrokerage and research and corporate finance. The Crosby group is headquartered in Hong Kong with 18 offices located in 11 countries throughout the region, and in London and New York.

    Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery, Luehs, and Petruski and Mmes. Carnicelli, Carr, Curcio, Gilfillan and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof.


                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

    The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of brokers and dealers and the market in which a transaction is executed.
Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC and Crosby may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

    Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for executions services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and Crosby and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC and Crosby or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC and Crosby in carrying out its obligations to the Fund.

    The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

    The Directors have adopted certain procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940, as amended, which require that the commissions paid to LFD or to broker-dealers affiliated with LFD must be "reasonable and fair compared to the commission, fee or other remuneration comparable transactions involving similar transactions and similar securities .
 . . being purchased or sold on a securities . . . exchange during a comparable period of time". Rule 17e-1 and the procedures require the Directors to periodically review the transactions with affiliated broker-dealers and the procedures themselves. The procedures also require LMC and Crosby to furnish reports to the Directors and to maintain records in connection with commissions paid to affiliated broker-dealers.



                        DETERMINATION OF NET ASSET VALUE

    The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.


                          TELEPHONE EXCHANGE PROVISIONS

    Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

    Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

    By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD, distributor of the Lexington Group of Mutual Funds, as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises, authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts, to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed, and agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD reserves the right to cease to act as agent subject to the above appointment upon thirty (30) days written notice to the address of record. If the shareholder is an entity other than an individual, such entity may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization.

    Exchange   Authorizations   forms,   Telephone   Authorization   forms   and
prospectuses of the other funds may be obtained from LFD.

    LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.


    This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                         TAX-SHELTERED RETIREMENT PLANS

    The Fund makes available a variety of Prototype Pension and Profit Sharing plans including a 401(k) Salary Reduction Plan and a 403(b)(7} Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

    INDIVIDUAL RETIREMENT ACCOUNT ("IRA"): Individuals may make tax deductible contributions to their own Individual Retirement Accounts established under
Section 408 of the Internal Revenue Code (the "Code"). Married investors filing a joint return neither of whom is an active participant in an employer sponsored retirement plan, or who have an adjusted gross income of $40,000 or less ($25,000 or less for single taxpayers) may continue to make a $2,000 ($2,500 for spousal IRAs) annual deductible IRA contribution. For adjusted gross incomes above $40,000 ($25,000 for single taxpayers, the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 ($2,250 spousal) IRA contribution because of the limitations may make a nondeductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on nondeductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted under the Plan. The disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

    The minimum initial investment to establish a tax-sheltered plan is $250. Subsequent investments are subject to a minimum of $50 for each account.

    SELF-EMPLOYED RETIREMENT PLAN (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individuals earned annual income (as defined in the Code) and in applying these limitations not more than $200,000 of "earned income" may be taken into account.

    CORPORATE PENSION AND PROFIT SHARING PLANS: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

    All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the Plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

    An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

                                   TAX MATTERS

    The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification  as a Regulated  Investment Company

    The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

    In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

    In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

    In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

    Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

    Transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. The IRS has held in several private rulings (and Treasury Regulations now provide) that gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months if the gains arise as a result of a constructive sale under Code Section 1256.

    The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualifying electing fund (a "QEF") in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEF, then in general (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC,
(2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

    Under recently proposed Treasury Regulations the Fund can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Fund as ordinary income, such gain will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, the Fund will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

    Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

    In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

    If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated  Investment Companies

    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

    For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

    The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund  Distributions

    The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

    Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

    Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items). Since an insignificant portion of the Fund will be invested in stock of domestic corporations, the ordinary dividends distributed by the Fund will not qualify for the dividends-received deduction for corporate shareholders.

    Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental superfund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


    Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

    Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

    Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

    The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

Sale or  Redemption  of  Shares

    A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

    If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

    If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future  Legislation;  Local Tax  Considerations

    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

    Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


 PERFORMANCE  CALCULATION

    For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

P(l + T)n     = ERV

Where: P      = a hypothetical  initial payment of $1,000

       T      = average annual  total  return

       n      = number of years  (1, 5 or 10)
       ERV    = ending  redeemable value of a  hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

    The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


                               SHAREHOLDER REPORTS

    Shareholders will receive reports at least semi-annually showing the Fund's holdings and other information. In addition, shareholders will receive annual financial statements audited by KPMG Peat Marwick LLP, the Fund's independent auditors.

                          Independent Auditors' Report

To the Shareholders and Directors of
Lexington Crosby Small Cap Asia Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") as of June 16, 1995. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Lexington Crosby Small Cap Asia Growth Fund, Inc. as of June 16, 1995 in conformity with generally accepted accounting principles.

                                             KPMG Peat Marwick LLP
New York, New York
June 16, 1995

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

                       Statement of Assets and Liabilities
                                  June 16, 1995


  ASSETS
      Cash                                                             $100,000
      Deferred organization and registration expenses (Note 2)           50,000
                                                                       --------
          Total Assets                                                 $150,000

LIABILITIES
      Payable to Lexington Management Corporation (Note 2)             $ 50,000
          Total Liabilities                                            $ 50,000

NET ASSETS applicable to 10,000 outstanding shares of common stock,
      $.001 par value per share, respectively                          $100,000
                                                                       ========

NET ASSETS consist of:

      Common stock - at par value, $.001 per share, authorized
      1,000,000,000 shares; issued and outstanding 10,000 (Note 1)     $     10
Additional Paid in Capital                                               99,990
                                                                       --------
                                                                       $100,000
                                                                       ========

NET ASSET VALUE offering and redemption price per share
 ($100,000/10,000 shares)                                                $10.00
                                                                         ======

NOTES:

    (1)The Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") was formed on April 19, 1995 as a Maryland Corporation and has had no operations through June 16, 1995 other than matters relating to its organization and registration as a diversified, open-end investment company under the Investment Company Act of 1940 and the sale and issuance of 10,000 shares of its common stock to the Lexington Management Corporation at an aggregate purchase price of $100,000 to provide the initial capital of the Fund.

    (2)Organization and initial offering expenses will be borne by the Fund and will be advanced by Lexington Management Corporation (LMC). It is estimated that such expenses will not exceed $50,000 and will be amortized from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years. The Fund will reimburse LMC for such expenses when the Fund's assets exceed $20 million or when the Fund has completed one year of operations, whichever occurs first. Lexington Management Corporation has agreed that in the event that any of the initial 10,000 shares are redeemed during the period of amortization of the Fund's organizational expenses, the redemption proceeds will be reduced by any such unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares (10,000) outstanding at the time of redemption.

    (3)The Fund intends to comply in its initial year and thereafter with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and as such will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                             STATEMENT OF NET ASSETS
                    (Including the Portfolio of Investments)
                                November 30, 1995
                                   (Unaudited)

   Number
     of                                                                  Value
   Shares               Security                                        (Note 1)
  ________  _____________________________________________________    __________

             AUSTRALIA: 8.2%
    11,500   Broken Hill Proprietary Company Ltd. .................   $ 156,515
    65,000   Delta Gold Ltd. ......................................     159,352
   170,000   SGIO Insurance Company Ltd. ..........................     138,922
                                                                      ---------
                                                                        454,789
                                                                      ---------
             HONG KONG: 33.3%
   192,000   ASM Pacific Technology ...............................     163,835
   422,000   Chaifa Holdings Ltd. .................................     120,032
   440,000   China Hong Kong Photo Productions ....................     217,595
   394,000   Esprit Asia Holdings Ltd. ............................     129,897
   490,000   Harbin Power Equipment Company Ltd. ..................      82,990
    11,600   HSBC Holdings Plc ....................................     170,972
    31,000   Hutchison Whampoa Ltd. ...............................     175,148
    44,000   New World Development Company Ltd. ...................     183,745
   700,000   Northeast Electric T & T Machines ....................     135,753
   387,000   Sinocan Holdings Ltd. ................................     138,847
    86,000   Varitronix International Ltd.                              161,224
 1,100,000   Wong's International Holdings Ltd. ...................     159,285
                                                                      ---------
                                                                      1,839,323
                                                                      ---------
             INDONESIA: 13.8%
    80,000   PT Astra International ...............................     159,439
   190,000   PT Gajah Tunggal .....................................     108,190
    65,000   PT Mulia Industrindo .................................     172,964
    88,000   PT Semen Gresik ......................................     215,856
   115,500   PT Sekar Bumi ........................................     106,242
                                                                      ---------
                                                                        762,691
                                                                      ---------
              MALAYSIA: 15.5%
    36,000   ACP Industries Bhd ...................................     150,426
    40,000   Arab Malaysian Corporation Bhd .......................     115,105
    78,000   Ekran Berhad .........................................     181,410
    88,000   Integrated Logic Systems, Inc. .......................     137,369
    40,000   Road Builder (M) Holdings Bhd ........................     134,027
   106,000   Tiong Nam Transport Holdings Bhd .....................     140,398
                                                                      ---------
                                                                        858,735
                                                                      ---------

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                             STATEMENT OF NET ASSETS
                    (Including the Portfolio of Investments)
                                November 30, 1995
                                   (Unaudited)

   Number
     of                                                                  Value
   Shares               Security                                        (Note 1)
  _________  _____________________________________________________    __________

             PHILIPPINES: 4.8%
   740,000   Abotiz Equity Ventures, Inc. .........................   $ 141,410
   911,000   Steniel Manufacturing Corporation ....................     121,861
                                                                      ---------
                                                                        263,271
                                                                      ---------
             SINGAPORE: 7.2%
   270,000   Seksun Precision Engineering Ltd. ....................     216,229
    20,000   United Overseas Banking Corporation ..................     180,015
                                                                      ---------
                                                                        396,244
                                                                      ---------
             THAILAND: 10.0%
    26,000   K.R. Precision Company Ltd. ..........................     173,609
    48,000   Krung Thai Bank ......................................     177,425
    29,500   Sanyo Universal Electric Company Ltd. ................     119,595
    34,000   Thai Stanley Electric ................................      81,081
                                                                      ---------
                                                                        551,710
                                                                      ---------
             Total Investments: 92.8% .............................   5,126,763
             (cost $5,250,315) (Note 1)                               ---------

             Other assets in excess of liabilities: 7.2% ..........     396,659
                                                                      ---------
             Total Net Assets: 100%
             (equivalent to $9.42 per share on
             586,424 shares outstanding) ..........................  $5,523,422
                                                                      =========

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                        STATEMENT OF ASSETS & LIABILITIES
                                November 30, 1995
                                   (Unaudited)

                                     ASSETS
Investments in securities, at value (cost $5,250,315) (Note 1) ....  $5,126,763
Cash ..............................................................     447,662
Receivable for investment securities sold .........................      65,885
Receivable for shares sold ........................................      14,120
Dividends and interest receivable .................................       6,211
Deferred organization expenses, net (Note 1) ......................      63,738
                                                                      ---------
     Total Assets .................................................   5,724,379
                                                                      ---------
                                   LIABILITIES
Due to Lexington Management Corporation (Note 2) ..................       5,217
Payable for investment securities purchased .......................      64,011
Payable for shares redeemed .......................................      31,168
Accrued expenses ..................................................      33,360
Other liabilities .................................................      67,201
                                                                      ---------
Total Liabilities .................................................     200,957
                                                                      ---------
NET ASSETS (equivalent to $9.42 per share
            on 586,424 shares outstanding) (Note 3) ...............  $5,523,422
                                                                      =========

Net Assets consist of:

Capital stock-authorized 1,000,000,000 shares,
              $.001 par value per share ...........................        $586
Additional paid-in capital ........................................   5,855,090
Undistributed net investment income ...............................      12,441
Accumulated  net  realized  loss  on  investments .................    (221,071)
Net  unrealized depreciation of investments .......................    (123,624)
                                                                      ---------
                                                                     $5,523,422
                                                                      =========

    The Notes to Financial Statements are an integral part of this statement.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                       From the Commencement of Operations
                        July 5, 1995 to November 30, 1995
                                   (Unaudited)

INVESTMENT INCOME
Dividends .........................................................     $39,164
Interest ..........................................................      14,854
                                                                        -------
                                                                         54,018
Less: foreign tax expense .........................................      (3,349)
                                                                        -------
   Total Income ...................................................      50,669
                                                                        -------
EXPENSES

Investment advisory fee (Note 2) ..................................      28,831
Custodian and transfer agent fees and expenses ....................      13,812
Printing and mailing ..............................................       8,427
Directors' fees and expenses ......................................       5,476
Legal .............................................................       1,338
Audit .............................................................       6,301
Accounting and shareholder services expenses (Note 2) .............       3,517
Computer processing fees ..........................................         541
Registration fees .................................................       1,255
Miscellaneous .....................................................       5,345
Amortization of deferred expenses .................................       4,889
                                                                        -------
    Total Expenses ................................................      79,732
                                                                        -------
Less: Expenses recovered under contract with investment advisor
      (Note 2) ....................................................      41,504
                                                                        -------
    Net Expenses ..................................................      38,228
                                                                        -------
Net Investment Income .............................................     $12,441
                                                                        =======

    The Notes to Financial Statements are an integral part of this statement.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                             STATEMENT OF OPERATIONS
                       From the Commencement of Operations
                        July 5, 1995 to November 30, 1995
                                   (Unaudited)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (Note 4)

Realized loss investments and foreign currency transactions (excluding short-term securities):

    Proceeds from sales ...........................................   $ 935,898
    Cost of securities sold .......................................   1,156,969
                                                                      ---------
Net Realized Loss .................................................    (221,071)
                                                                      ---------

Unrealized depreciation of investments and foreign currency holdings:

     Beginning of period ..........................................       -
     End of period ................................................    (123,624)
                                                                      ---------

Change during period ..............................................    (123,624)
                                                                      ---------
     Net realized and unrealized loss on investments
     and foreign currency holdings ................................    (344,695)
                                                                      ---------

NET DECREASE IN NET ASSETS

RESULTING FROM OPERATIONS .........................................   ($332,254)
                                                                      =========




    The Notes to Financial Statements are an integral part of this statement.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                       From the Commencement of Operations

                        July 5, 1995 to November 30, 1995

                                   (Unaudited)



Net investment income .............................................   $  12,441

Net realized loss from investments and foreign
currency transactions .............................................    (221,071)

Increase in unrealized depreciation of investments
and foreign currency holdings .....................................    (123,624)
                                                                      ---------
Net decrease in net assets resulting from operations ..............    (332,254)

Increase in net assets from capital share transactions (Note 3) ...   5,855,676
                                                                      ---------
Net increase in net assets ........................................   5,523,422

NET ASSETS

Beginning of period ...............................................        -

End of period (including undistributed net investment
               income of $12,441) .................................  $5,523,422
                                                                      =========



    The Notes to Financial Statements are an integral part of this statement.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1995

                                   (Unaudited)



1.  Significant Accounting Policies

Lexington Crosby Small Cap Asia Growth Fund, Inc. (the "Fund") is an open end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on July 5, 1995. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from security transactions are reported on the identified cost basis. Investments are stated at market value based on closing prices reported by the exchange on which the securities are traded on the last business day of the period or, for over-the-counter securities, at the average between bid and asked prices, except for short-term securities which are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

    Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reported in the statement of operations.

    Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income taxes has been made.

    Deferred Organization Expenses Organization expenses aggregating $67,351 have been deferred and are being amortized on a straight-line basis over five years.

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the rate of 1.25% of average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Crosby Asset Management (Hong Kong) Ltd. ("CAM") under which CAM provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and CAM, LMC pays CAM a monthly sub-advisory fee at the annual rate of 0.625% of the Fund's average daily net assets. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1995

                             (Unaudited) (Continued)



are offered for sale. The investment advisory fee and expense reimbursement are set forth in the statement of operations.

    The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Capital Stock

Transactions in capital stock were as follows:

                                                    July 5, 1995
                                            (Commencement of Operations)
                                                to November 30, 1995
                                            ----------------------------
                                               Shares          Amount
                                              --------        --------
         Shares sold                           663,685       $6,637,704
         Shares redeemed                       (77,261)        (782,028)
                                               -------       ----------
         Net increase                          586,424       $5,855,676
                                               =======       ==========


4.  Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of securities for the five months ended November 30, 1995, excluding short-term securities, were $6,407,284 and $935,898, respectively.

    At November 30, 1995, aggregate gross unrealized appreciation for all securities and foreign currency holdings (including foreign currency receivables and payables) in which there is an excess of value over tax cost amounted to $326,057 and aggregate gross unrealized depreciation for all securities and foreign currency holdings in which there is an excess of tax cost over value amounted to $449,681.

5.  Investment Risks

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

    In addition to the risks described above, risks may arise from forward foreign currency contracts as the result of the potential inability of counterparties to meet the terms of their contracts.

                LEXINGTON CROSBY SMALL CAP ASIA GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

                       From The Commencement of Operations
                        July 5, 1995 to November 30, 1995
                                   (Unaudited)



Selected per share data for a share outstanding throughout the period:

Net asset value, beginning of period                                   $10.00
                                                                       ------
Income (loss) from investment operations:
     Net investment income                                               0.02
     Net realized and unrealized loss on investments                    (0.60)
                                                                       ------
     Total loss from investment operations                              (0.58)
                                                                       ------

Net asset value, end of period                                         $ 9.42
                                                                       ======

Total return                                                           (13.29)%

Ratio to average net assets:

     Expenses, before reimbursement or waiver                            3.46%*
     Expenses, net of reimbursement or waiver                            1.66%*
     Net investment income (loss), before reimbursement or waiver       (1.26)%*
     Net investment income                                               0.54%*
Portfolio turnover                                                      43.07%*
Net assets at end of period (000's omitted)                            $5,523
                                                                       ======



* Annualized